                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 dated January 26, 1988; September 13, 1993; October 25, 1994; October 23, 1995, January 21, 1997, May 22, 1998 and December 22, 1999 of
ICO, Inc. of our reports dated November 30, 2000 appearing on Page F-1 of this Form 10-K.






/s/  PricewaterhouseCoopers LLP

Houston, Texas
December 20, 2000